EXHIBIT 10.4 - CCOH TECHNICAL AMENDMENT TO CREDIT AGREEMENT AS OF DECEMBER 30, 2021

EXECUTION VERSION

December 30, 2021

Deutsche Bank AG New York Branch, as Administrative Agent
and the Lenders (as defined below) party to the Credit Agreement

Re:    Credit Agreement, dated as of August 23, 2019 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”), among Clear Channel Outdoor Holdings, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”).

Ladies and Gentlemen:
Reference is made to the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
Pursuant to the Credit Agreement, the Borrower has the option to request loans and/or other extensions of credit (the “Loans”) denominated in Pounds Sterling and Euros (collectively, the “Impacted Currencies”). Loans denominated in the Impacted Currencies incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement.
For good and valuable consideration, including the mutual covenants and agreements herein contained and in lieu of amending the Credit Agreement to replace LIBOR for the Impacted Currencies with a successor rate and the burden and expense associated therewith, from and after December 31, 2021, the Borrower hereby irrevocably (i) waives (to the extent permitted by applicable law) its right to request or continue, and acknowledges and agrees that the Lenders shall no longer have any obligation to fund or continue, Loans denominated in the Impacted Currencies, unless and until the Credit Agreement is amended to replace LIBOR for the Impacted Currencies with a successor rate (the “LIBOR Amendment”) and (ii) agrees that if it fails to reimburse L/C Issuers on the Business Day following the date it receives notice of the Honor Date (or, if the Borrower shall have received such notice later than 1:00 p.m. Local Time on any Business Day, on the second succeeding Business Day), in accordance with Section 2.03(c)(i) of the Credit Agreement, the Borrower shall be deemed to have requested, for the account of the Borrower, in the case of any Unreimbursed Amount in respect of a Letter of Credit denominated in Pounds Sterling and Euros, a Revolving Credit Borrowing of Base Rate Loans in an amount equal to the Dollar Equivalent of such Unreimbursed Amount unless and until the LIBOR Amendment is effective.
The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter1). This letter may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention. This letter is a Loan Document. The Borrower acknowledges that the Administrative Agent and Lenders may rely on this letter and the agreements contained herein and the Lenders are third party beneficiaries hereof. This letter shall become effective upon receipt by the Administrative Agent of counterparts of this letter duly executed by the Borrower.

[Signature Pages to Follow]

EXHIBIT 10.4 - TECHNICAL AMENDMENT TO CREDIT AGREEMENT AS OF DECEMBER 30, 2021
EXECUTION VERSION

The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Very truly yours,

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.,
as Borrower

By:
Name: Brian D. Coleman
Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title: